Excelsior Buyout Investors, LLC
                                  (the "Fund")


U.S. Trust Corporation ("U.S. Trust"), the parent company of U.S. Trust Company, N.A., the investment adviser to the Fund has determined to restructure its bank subsidiaries and the corporate structure through which they provide investment advisory services to the funds they advise. This restructuring will not effect in any way the nature, level or quality of services provided to the Fund nor will it result in any change in the portfolio managers or other advisory personnel responsible for managing the Fund.

As part of this restructuring, U.S. Trust is reorganizing U.S. Trust Company, N.A.'s separately identifiable asset management division ("USTAMD") into a separate corporate entity named UST Advisers, Inc. ("USTA"), a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A.

USTAMD, as a division of U.S. Trust Company, N.A., has served as the Fund's investment adviser. At a meeting held on December 8, 2005, the Board of Managers of the Fund approved assumption agreements pursuant to which USTA will assume all of USTAMD's obligations under the existing investment advisory agreement.

Effective as of December 16, 2005, USTA serves as the Fund's investment adviser.